Exhibit 99.1

BLUEGREEN VACATIONS INVESTOR PRESENTATION SECOND QUARTER 2023 AUGUST 2023

Forward Looking Statements Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations of management and can be identified by the use of words such as “believe”, “may”, “could”, “should”, “plans”, “anticipates”, “intends”, “estimates”, “expects”, and other words and phrases of similar import. Forward-looking statements involve risks, uncertainties, and other factors, many of which are beyond our control, that may cause actual results or performance to differ from those set forth or implied in the forward-looking statements. These risks and uncertainties include, without limitation, the risk that the Company is a holding company and, accordingly, will be largely dependent on dividends from Bluegreen to fund its expenses and obligations in future periods, and Bluegreen’s ability to pay dividends will depend on its results and may be limited by the terms of Bluegreen’s indebtedness; risks relating to Bluegreen’s business, operations, financial results, business strategy and prospects; risks related to general economic conditions, including increasing interest rates, inflationary trends, a potential recession and supply chain issues, and our ability to successfully navigate any adverse condition; competitive conditions; labor market conditions, including costs and shortages of labor, and its impact on Bluegreen’s operations and sales; risks related to changes made to our vacation package programs and their impact on sales, including that the goal of improving the efficiency of Bluegreen’s marketing expenditures may not result in the benefits anticipated; risks related to our investments in sales and marketing efforts and infrastructure, including their impact on our cash flow and the risk that they may not result in the benefits anticipated; risks related to resort acquisitions and our pursuit of acquisition and development opportunities, including that acquired resorts may not open when planned, the costs and risks of development and renovation activities, including potential construction delays and environmental issues may be greater than anticipated, that we may not be successful in identifying or consummating acquisition or development opportunities in the future, and that acquired or developed resorts may not be successfully operated or result in the benefits anticipated; risks relating to our liquidity and the availability of capital;, that the Company may not realize the benefits of its securitizations to the extent anticipated or at all, and that the Company’s receivable loan portfolio won’t perform as anticipated; the risk that our allowance for loan losses may not be adequate and, accordingly, may need to be increased in the future, the risk that Bluegreen’s default rates will increase and exceed expectations; risks related to Bluegreen’s efforts to address the actions of timeshare exit firms and the increase in default rates associated therewith are not successful, or otherwise; risks related to our indebtedness, including the potential for accelerated maturities and debt covenant violations; the impact of public health and general economic conditions, including inflation, on Bluegreen’s consumers, including their income and level of discretionary spending, and on consumer traffic at retail locations; the risk that our core strategy of primarily offering a ‘drive-to’ network of resorts will not continue to serve as a growth driver; the risk that resort operations and club management segment may not continue to produce recurring EBITDA and free cash flow; risks that Bluegreen’s current or future marketing alliances and arrangements, including its marketing arrangements with Bass Pro, NASCAR and the Choice Hotels program, may not be renewed and will expire pursuant to their terms and may not be profitable; the risk that vacation package sales, including those in the pipeline, may not convert to tours and/or VOI sales at anticipated or historical rates; the risk that efforts to reactivate older vacation packages which have not been used may not be successful; the risk that resort occupancies may not continue at current or historical levels or meet expectations; our ability to successfully implement strategic plans and initiatives, generate earnings and long-term growth may not result in increased sales, revenues or efficiencies, or otherwise be successful; risks that construction defects, structural failures or natural disasters at or in proximity to Bluegreen’s resort; risks related to expansion of the resort network in existing and to new locations, including that such expansion may not be successful and may increase the Company’s debt and decrease the Company’s free cash flow; risks related to the mix of sales to new customers and existing owners, including that the level of sales to new customers may not be maintained, or support net owner growth in the future; risks regarding the amount of shares, if any, which may be repurchased by the Company in the future, the benefits to the Company, if any, of repurchasing shares, the timing of any share repurchases, and the availability of funds for the repurchase of shares; the risk that quarterly dividend payments may not be declared at the current level in the future, on a regular basis as anticipated, or at all; and the additional risks and uncertainties described in the Company's filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (including the “Risk Factors” section thereof), which was filed on March 13, 2023, and the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023, which is expected to be filed on August 2, 2023. The Company cautions that the foregoing factors are not exclusive. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. The Company does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements. In addition, past performance may not be indicative of future results. Bluegreenvacations 2

Bluegreen Vacations Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) (the “Company") is a leading vacation ownership company that markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 71 Club and Club Associate Resorts and access to nearly 11,400 other hotels and resorts through partnerships and exchange networks. Bluegreenvacations 3

Second Quarter Overview $21.9 Million Net income attributable to shareholders $1.34 Diluted Earnings Per Share (“EPS”) $40.7 Million(1) Adjusted EBITDA attributable to shareholders $200.7 Million(1) System-wide sales of VOIs 66,916 Number of guest tours 130 Marketing operations at 130 (gross) Bass Pro and Cabela’s(2) locations. $23.1 Million Resort operations and club management segment Adjusted EBITDA $260.6 Million Total revenue 47,114 Vacation packages sold (1) See Appendix for reconciliation. (2) As of January 1, 2023, 23 of our Cabela’s marketing locations were converted to unmanned, virtual kiosks, of which 4 were reopened during June 2023. Bluegreenvacations 4

Second Quarter(1) Performance ($ In millions, except vacation packages data) System-Wide Sales of VOIs $198.5 $200.7 2Q 2022 2Q 2023 Total Revenue $235.6 $260.6 2Q 2022 2Q 2023 Adjusted EBITDA $34.7 $40.7 2Q 2022 2Q 2023 Vacation Packages Sold $40,395 $47,114 2Q 2022 2Q 2023 For the three months ended 6/30/2022 and 6/30/2023. See Appendix for reconciliation to net income attributable to shareholders of $17.8 million and $21.9 million for the six months ended 6/30/2022 and 6/30/2023, respectively. Bluegreenvacations 5

Year-to-Date(1) Performance ($ In millions, except vacation packages data) System-Wide Sales of VOIs $350.1 $367.7 2Q 2022 2Q 2023 System-Wide Sales of VOIs $430.6 $479.7 2Q 2022 2Q 2023 Adjusted EBITDA $65.7 $70.8 2Q 2022 2Q 2023 Vacation Packages Sold 82,385 7,894 2Q 2022 2Q 2023 For the six months ended 6/30/2022 and 6/30/2023. See Appendix for reconciliation to net income attributable to shareholders of $33.8 million and $33.4 million for the six months ended 6/30/2022 and 6/30/2023, respectively. Bluegreenvacations 6

Multi-Channel Sales & Marketing

6/30/2022[1]

40,000+
Vacation Packages Sold

~66,000
Guest Tours
(New Customer & Existing Owners)

$198.5 Million
System-Wide VOI Sales

~217,000
Vacation Club Owners



Vacation Packages & Leads
Tours
Sales
In-House Tours
Owners

6/30/2023[2]

47,000+
Vacation Packages Sold

~67,000
Guest Tours
(New Customer & Existing Owners)

$200.7 Million
System-Wide VOI Sales

~217,000
Vacation Club Owners

Marketing Mix by Percent of Sales[2]



Samplers 2%
Other New Customers 19%
Choice 7%
Bass Pro/Cabela's 17%
Existing Owners 55%
New Customer Sales
Existing Owner Sales

(1) For the three months ended 6/30/2022
(2) For the three months ended 6/30/2023

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Strong Liquidity Position ($ in millions) LIQUIDITY POSITION Unrestricted Cash $175.7 $178.7 Free Cash Flow(1) (3) $61.1 ($58.5) Availability (2) Under Credit Lines $430.5 $500.4 As of June 30, 2023, the Company had total availability(2) of $500.4 million under its receivable-backed purchase and credit facilities, inventory renovation loans and corporate credit line. For the six months ended 6/30/22 & 6/30/23, respectively. Subject to eligible collateral and the terms and conditions of each facility. See the Appendix for a reconciliation of cash flow from operating activities to free cash flow, which is defined as cash from operating activities less capital expenditures. Bluegreenvacations 8

Strategic Relationships

Bluegreen has multiple channels intended to generate sales within our core demographic


Bass Pro Shops
Cabela's

One-way, exclusive in-store Bass Pro marketing relationship.

Operation of 130 (gross) kiosks in Bass Pro and Cabela's[1] stores.


CHOICE
HOTELS

Marketing to Choice customers, including over 50 million Choice Privileges members through a call transfer program and outbound telemarketing methods.


NASCAR

Bluegreen Vacations is the Official Vacation Ownership provider of NASCAR®.

(1) As of January 1, 2023, 23 of our Cabela's marketing locations were converted to unmanned, virtual kiosks, of which 4 were reopened during June 2023.

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Extensive Network to Reach Target Customers Bluegreen Club Resorts (44) Bluegreen Club Resorts - Big Cedar JV (4) Bluegreen Owned Resorts (1) Bluegreen Club Associate Resorts (23) Bass Pro Shops' with Bluegreen (71) Cabela’s* with Bluegreen (40) Percent of Owner Population by State 6-10% 4-5% 2-3% <2% Bluegreenvacations 10

A Leading Operator of "Drive-To" Vacation Ownership Resorts

- Approximately 88% of owners live within a 4-hour drive to a Bluegreen resort
- Geographically diverse owner base
- Opportunities for growth in the western U S


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
MA
VT
NH
ME
Bluegreen Club Resorts (44)
Bluegreen Club Resorts - Big Cedar JV (4)
Bluegreen Owned Resorts (1)
Club Associate Resorts (23)
Kauai
Niihau
Oahu
Molokai
Lanai
Maui
Hawaii
ARUBA
Percent of Owner Population by State
6-10%
4-5%
2-3%
< 2%

(1) Owner data as of 12/31/22.
(2) Club Resorts include resorts in which owners have the right to control and use most of the units in connection with their ownership.
(3) Club Associate Resorts include resorts in which owners have the right to use a limited number of units in connection with their ownership.

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NEW PROPERTIES Our Resort Network is Growing! Bluegreen’s Streamside Resort VAIL, CO Bluegreen’s Panama City Beach Resort and Spa PANAMA CITY BEACH, FL Bluegreen’s Downtown Nashville Resort NASHVILLE, TN Branson Cedars Resort BRANSON, MO Bluegreenvacations 12

RESORT EXPANSIONS The Club at Big Bear Village BIG BEAR LAKE , CA Mills Springs† SMOKY MOUNTAINS, TN MountainLoft™ GATLINBURG, TN The Fountains™ ORLANDO, FL †This resort is not yet constructed and its construction is anticipated, but not guaranteed. Resort design and planned amenities are subject to change. Availability is subject to construction delays, permitting and meeting all applicable licensing and registration requirements. There is not yet a projected date for availability of accommodations. Bluegreenvacations 13

Securitization History and Other Credit Facilities Recent Securitization History 2023-A 2022-A 2020-A 2018-A 2017-A 2016-A 2015-A Initial Note Amount $214.60 $172.00 $131.00 $117.70 $120.20 $130.50 $117.80 Advance Rate 85.5% 88.30% 88.00% 87.20% 88.00% 90.00% 94.25% Weighted Avg. Interest Rate 6.32% 4.60% 2.60% 4.02% 3.12% 3.35% 3.02% Stated Maturity 2038 2037 2036 2034 2032 2031 2030 Weighted Avg. FICO Score 735 724 726 718 713 707 708 Securitization History Term Securitization Initial Note Amount Outstanding (1) 2023-A $242 $215 2022-A 172 125 2020-A 131 61 2018-A 118 32 2017-A 120 21 2016-A 131 12 2015-A 118 0 2013-A 111 0 2012-A 100 0 2010-A 108 0 BXG Legacy 2010 27 0 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 ~$500 Million of Available Credit Facility Liquidity (2) Corporate Credit Line $95 Syndicated Warehouse*3* Inventory Facility $43 $43 Liberty Bank Facility(3) $20 $40 NBA Facility*3* $37 Pacific Western Bank Facility*3* $46 $50 Outstanding $105 $200 $250 $250 $70 Available*2* As of 6/30/2023. Subject to eligible collateral, if applicable, and terms and conditions of each facility. Facilities for the financing of the Company’s VOI notes receivable. Bluegreenvacations 14

VOI Sales Finance Business

- Seller-financing provided for up to 90% of purchase price (down payment may include equity)
- Facilitates VOI sales and earns net interest spread
- Weighted average interest rate: 15.2%(1)
- In-house servicing team

Net Interest Spread
For the quarter ended 6/30/2023
($ in millions)



$29
$8
$21
Interest Income on VOI Notes Receivable Portfolio
-
Interest Expense on Receivable-Backed Debt
=
Financing Revenue

FICO Profiles as of 6/30/2023(2)



601-699
35%
<600(2)
3%
Average FICO score of 739(3)
700+
62%

Average Annual Default Rate



7.86%
9.62%
As of 6/30/2022
As of 6/30//2023

(1) As of 6/30/2023. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) Includes obligors with no FICO score (primarily foreign buyers).
(3) Weighted-average FICO score for 2023 originations as of 6/30/2023 after a 30-day, "same as cash" period from the point of sale.

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Differentiated Owner Base Owner Age at Purchase(1) Baby Boomer 25% Silent Gen & Prior 2% Gen Z(2) 1% Millennial 34% Gen X 38% Average Customer Household Income(3) ($ in thousands) $125 $109 $90 $86 $71 Marriot Vacations worldwide Hilton Grand Vacations Travel + Leisure bluegreenvacations US Median Generation U.S. Adult Population Gen Z 21% Millennial 22% Gen X 20% Baby Boomer 21% Silent Gen & Prior 6% Represents owner age at time of purchase for sales to new owners 1/1/19-6/30/23. US Adult Population from US Census Bureau (2022). The majority of the Gen Z population is under 25 and does not qualify for our timeshare product. Above: VAC data from 2023, HGV data from 2022 and TNL data from 2018, investor presentations issued by each. Bluegreen internal data from 2022. US Median income from US Census Bureau (2021). Bluegreenvacations 16

Sector Comparison Share price data Market Enterprise EV/2022A EV/2023E EV/2024E Net debt / 2022A ($ in millions, except per share figures) Price YTD A % of 52-wk high Div. yield value EBITDA'1' EBITDA<1) EBITDA EBITDA Marriott Vacations Worldwide (VAC) $109.23 (18.8%) 65.9% 2.6% $4,095 $6,894 7.1X 7.5x 7.1x 3.1x Hilton Grand Vacations, Inc. (HGV) 44.43 15.3% 85.8% — 4,998 7,736 7.3x 7.0x 6.9x 2.6x Travel + Leisure Co. (TNL) 39.20 7.7% 81.5% 4.6% 2,996 6,463 7.5x 6.9x 6.6x 3.7x Bluegreen Vacations (BVH) 35.37 41.7% 86.4% 2.3% 607 876 6.3x 5.9x 5.4x 1,8x Mean $57.06 11.5% 79.9% 2.4% $3,174 $5,492 7.0x 6.9x 6.5x 2.8x Median $41.82 11.5% 83.6% 2.4% $3,545 $6,678 7.2x 7.0x 6.8x 2.8x Source: VAC, TNL, HGV and BVH debt balance as of Q2 2023, adjusted for subsequent events publicly disclosed; FactSet as of 8/4/2023. (1) EBITDA has not been reduced by non-cash stock-based compensation. Note: Third party data has been derived from the respective company's public filings and disclosures. We do not confirm or take any responsibility for the accuracy of such information. Bluegreenvacations 17

For additional information, please contact: Leo Hinkley, Investor Relations Officer, Managing Director Telephone: 954-399-7193 Email: Leo.Hinkley@BVHCorp.com Thank you! APPENDIX For more information, see the Earnings Release dated August 2, 2023, and the Quarterly Report on Form 10Q filed with the Securities and Exchange Commission. Further, the Company refers to certain non-GAAP financial measures, including system-wide sales of VOIs, Adjusted EBITDA attributable to shareholders, and free cash flow, which are defined in the Company’s Earnings Release and Annual Report on Form 10-K for the year ended December 31, 2022. Please see the supplemental tables attached herein for additional information and reconciliation of such non-GAAP financial measures. Bluegreenvacations 18

Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except per share data) (In thousands, except per share data) Revenue: Gross sales of VOIs Provision for loan losses Sales of VOIs Fee-based sales commission revenue Other fee-based services revenue Cost reimbursements Interest income Other income, net Total revenues Costs and Expenses: Cost of VOIs sold Cost of other fee-based services Cost reimbursements Interest expense Selling, general and administrative expenses Other expense, net Total costs and expenses Income before income taxes Provision for income taxes Net income Less: Income attributable to noncontrolling interests Net income attributable to shareholders Comprehensive income attributable to shareholders Basic earnings per share W Diluted earnings per share W Basic weighted average number of common shares outstanding Diluted weighted average number of common and common equivalent shares outstanding Cash dividends declared per Class A and B common share (1) Basic and Diluted EPS are calculated the same for both Class A and B common shares. For the Three Months Ended June 30. For the Six Months Ended June 30. 2023 2022 2023 2022 s 179,685 $ 170,787 S 328,544 S 2S6,395 (-9,324) (26.526) (54j570) 150,361 144,261 273,974 243,290 13,881 18,850 25,572 42,934 36,045 32,785 69,345 63,991 26,300 16,168 47,669 34,232 30,953 23,506 59,788 45,704 3.078 3.342 473 260.618 235.570 479.690 430,624 17,387 18,221 32,717 30,063 16,667 13,592 31,248 26,354 26.300 16.168 47.669 34.232 17,741 10,356 34,210 18,114 148,053 149.158 279,492 268,457 — 68 — — 226,148 207,563 425,336 377,220 34,470 28,007 54,354 53,404 (8,019) (6,171) (12,498) (12.361) 26,451 21,836 41,856 41,043 4,538 4.052 8,444 7,272 S 21,913 $ 17,784 $ 33,412 $ 33,771 S 21,913 $ 17,784 $ 33,412 $ 33,771 S 1.38 $ 0.88 $ 2.11 $ 1.65 S 1.34 $ 0.87 $ 2.05 $ 1.63 15,868 20.226 15,864 20.500 16,310 20.389 16,278 20.678 s 0.20 $ 0.15 $ 0.40 $ 0.15 Basic and Diluted EPS are calculated the same for both Class A and B common shares. Bluegreenvacations 19

Consolidated Statements of Cash Flows (Unaudited) (In thousands) F or the Six Months Ended June 30, 2023 2022 Operating activities: $ 41,856 $ .4 1 A .4 O Net income Adjustment to reconcile net income to net cash 41.U43 provided by operating activities: X r X w Provision for loan losses 54,570 43.105 Depreciation and amortization 10,013 10.641 Share-based compensation expense 3,036 1.562 Gain on repayment of note payable to BBX Capital. Inc. (930) — Loss on disposal of property and equipment 62 22 Increase in deferred income tax liability 7,082 6.040 Changes in operating assets and liabilities: Notes receivable (120,667) (79.430) VOI inventory (58,750) 19.854 * Prepaids expense and other assets 261 10.362 Accounts payable, accmed liabilities and other, and deferred income 13,599 15.725 Net cash (used in) provided by operating activities $ (49.868) $ 68.924 Investing activities: Ru chases of property and equipment (8.666) (7.867) Net cash used in investing activities $ (8.666) $ (7.867) Financing activities: Repayments of notes payable and other bono wings $ (336,388) $ (195.981) X J r j c Proceeds from notes payable and other borrowings 411,674 254.350 Payments for debt issuance costs (5,504) (4.233) * Issuance of common stock from vesting restricted stock awards Ru chase and retirement of common stock Dividends paid on common stock (8) ( \C\ Q")/1\ (6,815) (JU.OÍ4) QÆL Net cash provided by financing activities $ 62,959 $ 20.185 Net increase in cash and cash equivalents and restricted cash 4,425 81.242 Cash, cash equivalents and restricted cash at beginning of period 226,528 183.079 Cash, cash equivalents and restricted cash at end of period ^ 230,953 $ 264.321 Bluegreenvacations 20

Consolidated Statements of Cash Flows (Continued) (In thousands) For the Six Months Ended June 30, 2023 2022 Supplemental cash flow information: Interest paid on borrowings, net of amounts capitalized Income taxes paid S 29,643 $ 15.444 4,851 5.174 Supplemental schedule of non-cash investing activities: Transfer of property and equipment to inventory S — $ 1.501 Reconciliation of cash, cash equivalents and restricted cash: Cash and cash equivalents Restricted cash Total cash, cash equivalents and restricted cash 178,740 222.076 52,213 42.245 S 230,953 $ 264.321 Bluegreenvacations 21

Consolidated Balance Sheets (Unaudited) (In thousands, except share data) June30, December 31, 2023 2022 ASSETS Cash and cash equivalents Restricted cash (S27:027 and S19:461 in VIEs at June 30, 2023 and December 31: 2022, respectively) Notes receivable Less: Allowance for loan losses c $ 1 7C < O Q 1 /a,/4U 52,213 0.4 7 .4 01 1 / J.OOJ 50:845 o4i,4ol (223,894) /OJ.oU 1 (211.311; Notes receivable: net(S392:612 and S354:403 in VIEs at June 30: 2023 and December 31: 2022: respectively) 618,587 552:490 Vacation ownership interest ("VOI") inventory 447,963 389,864 Property and equipment net 87,331 85:915 Intangible assets, net 61,293 61,293 Operating lease assets 20,911 22,963 Prepaid expenses 25,566 23,833 Other assets 32,979 35,499 Total assets $ 1,525,583 $ 1,398,385 LIABILITIES AND EQUITY Liabilities Accounts payable $ 25,843 $ 21,389 Deferred income 16,828 15,675 Accrued liabilities and other 118,232 110,048 Receivable-backed notes payable - recourse 19,457 ¿A r .4 /CO 20,841 A A C\ “70 1 Receivable-backed notes payable - non-recourse (in VIEs) Note payable to BBX Capital, Inc. MJ5,40o 35,000 / o 1 50,000 Note payable and other borrowings 240,355 218,738 Junior subordinated debentures 136,591 136,011 Operating lease liabilities 25,472 27,716 Deferred income taxes 120,275 113,193 Total liabilities 1.243.521 1.154.392 Commitments and Contingencies - See Note 9 Equity Preferred stock ot SO.01 par value; authorized 10,000,000 shares — Class A Common Stock of SO.01 par value; authorized 30,000,000 shares; issued and outstanding 12,204,198 in 2023 and 12,165,825 in 2022 122 122 Class B Common Stock of SO.01 par value; authorized 4,000,000 shares; issued and outstanding 3,664,117 in 2023 and 2022 37 37 Additional paid-in capital 49,849 46,821 Accumulated earnings 151,277 124,680 Total Bluegreen Vacations Holding Corporation equity 201,285 171,660 Non-controlling interest 80,777 72,333 Total equity 282,062 243,993 Total liabilities and equity $ 1,525,583 $ 1,398,385 Bluegreenvacations 22

Free Cash Flow Reconciliation(1) (in thousands) Net cash (used in) provided by operating activities Purchases of property and equipment Free Cash Flow For the Six Months Ended June 30, (in thousands) 2023 2022 Net cash (used in) provided by operating activities $ (49,868) $ 68,924 Purchases of property and equipment (8,666) (7,867) Free Cash Flow $ (58,534) $ 61,057 Free cash flow is a non-GAAP measure defined as cash provided by operating activities less capital expenditures for property and equipment. The Company focuses on the generation of free cash flow and considers free cash flow to be a useful supplemental measure of its ability to generate cash flow from operations and is a supplemental measure of liquidity. Free cash flow should not be considered as an alternative to cash flow from operating activities as a measure of liquidity. The Company’s computation of free cash flow may differ from the methodology used by other companies. Investors are cautioned that items excluded from free cash flow are a significant component in understanding and assessing the Company’s financial performance. Bluegreenvacations 23

Adjusted EBITDA Attributable to Shareholders Reconciliation For the Three Months Ended June 30, For the Six Months Ended June 30, 2023 2022 2023 2022 (in thousands) Net income attributable to shareholders $ 21,913 17,784 $ 33,412 33,771 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 4,538 4,052 8,444 7,272 Net Income 26,451 21,836 41,856 41,043 Add: Depreciation and amortization 3,867 3,852 7,839 7,773 Less: Interest income (other than interest earned on VOI notes receivable) (1,677) (132) (2,550) (195) Add: Interest expense - corporate and other 9,980 6,241 19,605 10,603 Add: Provision for income taxes 8,019 6,171 12,498 12,361 EBITDA 46,640 37,968 79,248 71,585 Add: Share-based compensation expense 1,578 817 3,037 1,562 Sale of vacant land and other assets (2,909) 6 (2,927) (38) Adjusted EBITDA 45,309 38,791 79,358 73,109 Adjusted EBITDA attributable to the non-controlling interest (4,597) (4,115) (8,560) (7,385) Adjusted EBITDA attributable to shareholders $ 40,712 34,676 $ 70,798 65,724 Bluegreenvacations 24